Exhibit 99.1

Roundtable Shareholder Call Scheduled. Anticipated, Transformative Transaction Signed, CEO Heckman to Share Details, Economics

The Company will host a video conference call at 11:00 a.m. ET on Thursday, September 17

SEATTLE, WA — September 15, 2026 — Roundtable (Nasdaq: RTB), the AI/DeFi-powered platform serving major media and professional journalism, today announced that CEO James Heckman will host a shareholder video call at 11:00 a.m. ET on Thursday, September 17, 2026, to share details of the highly anticipated strategic partnership, previously disclosed as a $10 million deposit.

“The transaction is transformational, at every level, including revenue trajectory, audience scale, advertising marketplace, operations, capitalization, and financial forecast,” said Roundtable CEO James Heckman. “It’s the final piece to the puzzle constructed and carefully planned over the past four quarters, and so we want to offer all shareholders and all stakeholders the opportunity to engage, ask questions, and fully understand the strategy behind not only this transaction, but how it all fits together, for our going-forward growth plan — and we will be including a financial forecast.

Questions can be asked via video or text on RTB.io. Submissions are available now. The Company expects to provide further details on Thursday.

Shareholder call details

Host: James Heckman, Chief Executive Officer

When: Sep 17, 2026, 11:00 AM Eastern Time (US and Canada)

Topic: Roundtable Press Conference

Join from PC, Mac, iPad, or Android:

https://zoom.us/j/92656213602?pwd=JgtHDmX3KKz3tXinKb9vwXVCVb0Hat.1

Passcode: 792940

Phone one-tap:

+12532050468,,92656213602#,,,,*792940# US

+12532158782,,92656213602#,,,,*792940# US (Tacoma)

Join via audio:

+1 253 205 0468 US

+1 253 215 8782 US (Tacoma)

+1 301 715 8592 US (Washington DC)

+1 305 224 1968 US

+1 309 205 3325 US

+1 312 626 6799 US (Chicago)

+1 346 248 7799 US (Houston)

+1 360 209 5623 US

+1 386 347 5053 US

+1 507 473 4847 US

+1 564 217 2000 US

+1 646 558 8656 US (New York)

+1 646 931 3860 US

+1 669 444 9171 US

+1 669 900 6833 US (San Jose)

+1 689 278 1000 US

+1 719 359 4580 US

Webinar ID: 926 5621 3602

Passcode: 792940

International numbers available: https://zoom.us/u/aDWNfvoOp

About RTB Digital, Inc.

Roundtable (NASDAQ: RTB) is the world’s only AI/DeFi-powered Enterprise Media Platform, integrating distribution, publishing, monetization, community, syndication, and DeFi payment operations, powering professional major media brands. The Web3 platform was developed over years by digital pioneers and co-founders, Eyal Hertzog and James Heckman. For more information, visit rtb.io.

Cautionary Note Regarding Forward-Looking Statements

This press release includes information that constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements that are characterized by future or conditional words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements, including the risk that the transaction does not close or is not completed on the anticipated terms or timeline, and the risk factors discussed in detail in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

Public Relations Contact:

press@roundtable.io